UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2015

Date of reporting period:	January 1, 2015 – June 30, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|15

Semiannual report

Putnam VT American Government Income Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Shareholder:

Looking back on the first half of 2015, we can highlight some transitions in the financial markets. The U.S. economy has rallied from a brief dip during the first quarter, and bond yields have risen on a sustained basis in recent months. Firmer data on employment growth, wage gains, and consumer prices underscore this progress.

The Federal Reserve is monitoring these and other indicators as it considers raising interest rates, an action it has not taken since 2006. Higher interest rates can pose a risk to fixed-income investments, while also having a less direct impact on stocks by adding to business financing costs, among other effects.

Through mid-2015, U.S. stock market averages have continued near record-high levels. Although gains have been modest this year, the U.S. market has been more placid than China’s market, in which a dizzying advance gave way to a sharp pullback in June, and European markets that were caught up in Greece’s debt crisis. Global market conditions, we believe, call for a well-crafted and flexible strategy.

With the possibility that markets could move in different directions from here, it might be a prudent time to consult your financial advisor and determine whether any adjustments or additions to your portfolio are warranted.

In the following pages, your portfolio manager provides a perspective for your consideration. Putnam’s disciplined fundamental research promotes a culture of thinking proactively about risks. We share with Putnam’s managers a deep conviction that an active, research-driven approach can play a valuable role in your portfolio.

As always, thank you for investing with Putnam. We would also like to extend our thanks to Charles Curtis, who has retired from the Board of Trustees, for his many years of dedicated service.

Performance summary (as of 6/30/15)

Investment objective

High current income with preservation of capital as its secondary objective

Net asset value June 30, 2015

Class IA: $9.85		Class IB: $9.82

Total return at net asset value
			Barclays Government
(as of 6/30/15)	Class IA shares*	Class IB shares*	Bond Index

6 months	0.59%	0.37%	0.08%

1 year	1.50	1.18	2.27

5 years	15.40	13.79	13.88
Annualized	2.91	2.62	2.63

10 years	64.99	60.80	47.94
Annualized	5.13	4.86	3.99

Life	130.58	122.06	118.06
Annualized	5.57	5.31	5.19

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: February 1, 2000.

The Barclays Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Portfolio composition

Agency pass-through	51.8%
Agency CMO	24.3%
U.S. Treasury/agency	21.8%
Cash and net other assets	20.4%

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and any interest accruals. Percentages may not total 100% of net assets because cash may be set aside as collateral for certain securities holdings, such as to-be-announced (TBA) commitments. Holdings and allocations may vary over time.

Credit quality

P-1	13.8%

Aaa	95.5%

Not rated	–9.3%

Credit qualities are shown as a percentage of the fund’s net assets. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating based on analysis of these agencies’ respective ratings criteria. Moody’s ratings are used in recognition of its prominence among rating agencies and breadth of coverage of rated securities. To be announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Derivative instruments, including forward currency contracts, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. Derivative offset values are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

Putnam VT American Government Income Fund 1

Report from your fund’s manager

What was the bond market environment like during the six-month reporting period ended June 30, 2015?

Early in the period, the combination of a stock market pullback, weaker-than-expected U.S. economic growth, and continued worries about deflation in Europe fueled investors’ appetite for government bonds. As a result, the yield on the benchmark 10-year U.S. Treasury fell from 2.17% at the beginning of January to 1.68% at the end, which would be its low mark for the period. In February, however, concern that the Federal Reserve might start raising its target for short-term interest rates in June hampered Treasuries, causing prices to fall and yields to move higher. However, not all areas of the bond market suffered: High-yield corporate bonds rose as investors gravitated toward their higher yields and improved valuations following a late 2014 selloff. During March, dovish comments by Fed Chair Janet Yellen reassured investors that the central bank is likely to take a cautious approach toward raising rates, which helped Treasuries modestly rebound.

As we moved into April and May, economic indicators signaled an improving growth outlook in both the United States and the eurozone. Worries over deflation risks in the eurozone diminished amid the European Central Bank’s stimulative bond-buying program. As a result, investor demand for securities considered to be global safe havens waned.

Uncertainty over Greece caused broad swings in global financial markets in June, and bonds suffered across the board. On the last day of the quarter, Greece requested a new bailout that eurozone officials dismissed as insufficient to meet creditors’ demands. The country subsequently defaulted on a $1.7 billion repayment to the International Monetary Fund. Greek and European policymakers are now engaged in negotiations about a new aid package for Greece with some concern about the future of its membership in the eurozone.

Within this environment, bond yields were volatile but rose during the period, with the yield on the 10-year Treasury reaching 2.49% on June 30. Investment-grade bond prices modestly declined, as measured by the –0.10% return of the broad Barclays U.S. Aggregate Bond Index. The fund’s benchmark — the Barclays Government Bond Index — gained 0.08%. Intermediate-maturity government bonds outpaced the broad investment-grade market, as well as longer-dated government bonds, with the Barclays Intermediate Government Bond Index advancing 0.82% and the Barclays Intermediate Treasury Index rising 0.81%.

Which holdings and strategies had the biggest influence on the portfolio’s relative performance?

Our prepayment strategies were the biggest contributors to performance versus the benchmark. As interest rates trended higher during the period, mortgage refinancing became less attractive, resulting in slower prepayment speeds on the agency interest-only collateralized mortgage obligations [IO CMOs] held by the fund, which aided their performance. Additionally, various tactical trades that were designed to benefit from the difference between current mortgage rates and Treasury yields provided a further boost to the fund’s relative performance.

The fund’s interest-rate and yield-curve positioning had a neutral impact on relative results. The portfolio was defensively positioned for a rising-rate environment, resulting in an overall duration — a key measure of interest-rate sensitivity — that was shorter than that of the benchmark. This positioning hampered performance in January when rates fell, but helped as rates generally rose over the remainder of the period.

How did you use derivatives during the period?

We used interest-rate swaps to hedge the interest-rate risk associated with our CMO holdings. We also employed interest-rate swaps and U.S. Treasury futures to help manage the fund’s yield-curve positioning. Total return swaps were used to hedge sector exposure and to gain exposure to certain sectors. Swaptions were used to hedge duration and convexity, isolate prepayment risk, and manage downside risks.

What is your outlook for the months ahead, and how are you positioning the portfolio?

The Fed has indicated that it no longer wishes to give specific guidance on the timing of policy changes and has instead described its approach as being “data dependent.” With the U.S. economy appearing to rebound in the second quarter and core inflation showing signs of reemerging, we think it is likely that the central bank may implement its first rate increase in September. If the economy continues on a trajectory broadly similar to what we expect, we believe the Fed could hike rates again before year-end. While this is our current view, there are possible factors that could cause the Fed to delay, such as renewed dollar strength, coupled with volatility in Europe and Asia. In any event, when the Fed does begin raising rates, we think it will proceed cautiously in an effort to avoid stoking excessive volatility in the financial markets.

As for fund positioning, we plan to continue de-emphasizing interest-rate risk by keeping the portfolio’s duration shorter than the benchmark’s duration. We expect to maintain our allocations to mezzanine commercial mortgage-backed securities [CMBS], investment-grade corporate bonds, and IO CMOs. We trimmed the fund’s position in inverse IO CMOs because they typically do not perform as well when interest rates are rising. Within parts of the market that are subject to prepayment risk, we’re cognizant of a risk emanating from a recently enacted Federal Housing Administration policy that reduces the mortgage insurance premiums charged to certain borrowers. While we acknowledge that this policy could accelerate refinancing to some extent, we believe it is unlikely to have a major impact on the overall pace of residential refinancing. What’s more, we continue to find prepayment risk attractive, given the likelihood of higher interest rates as the U.S. economic recovery matures.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition

2 Putnam VT American Government Income Fund

is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices in the fund’s portfolio may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Your fund’s manager

Portfolio Manager Michael V. Salm is Co-Head of Fixed Income at Putnam. He joined Putnam in 1997 and has been in the investment industry since 1989.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Putnam VT American Government Income Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expense per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2015, to June 30, 2015. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expense per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios
	Class IA	Class IB

Total annual operating expenses for the
fiscal year ended 12/31/14*	0.60%	0.85%

Annualized expense ratio for the
six-month period ended 6/30/15	0.61%	0.86%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Restated to reflect current fees.

Expense per $1,000
	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/15		for the 6 months ended 6/30/15

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$3.03	$4.27	$3.06	$4.31

Ending value
(after expenses)	$1,005.90	$1,003.70	$1,021.77	$1,020.53

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended June 30, 2015. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4 Putnam VT American Government Income Fund

The fund’s portfolio 6/30/15 (Unaudited)

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (55.3%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (16.0%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from April 15, 2028
to July 20, 2036	$83,798	$96,679
6s, with due dates from April 15, 2028
to November 20, 2038	225,179	255,263
5 1/2s, April 20, 2038	332,709	374,986
5s, TBA, July 1, 2045	1,000,000	1,089,688
4 1/2s, with due dates from September 20, 2043
to December 20, 2044	1,068,438	1,176,335
4s, with due dates from March 20, 2044
to May 20, 2045	2,682,950	2,875,932
3 1/2s, with due dates from January 20, 2045
to May 20, 2045	7,078,949	7,364,990
3s, TBA, July 1, 2045	1,000,000	1,009,609

		14,243,482
U.S. Government Agency Mortgage Obligations (39.3%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
7 1/2s, with due dates from September 1, 2030
to July 1, 2031	37,867	45,278
7s, with due dates from November 1, 2026
to May 1, 2032	314,348	361,579
5 1/2s, December 1, 2033	32,778	36,812
4 1/2s, May 1, 2044	1,005,227	1,105,973
3 1/2s, March 1, 2045	792,214	816,167

Federal National Mortgage Association
Pass-Through Certificates
7 1/2s, with due dates from September 1, 2030
to November 1, 2030	21,590	25,575
7s, with due dates from December 1, 2028
to December 1, 2035	579,566	673,943
6 1/2s, September 1, 2036	14,593	16,759
6s, January 1, 2038	316,775	359,687
5 1/2s, January 1, 2038	1,000,000	1,123,207
5s, February 1, 2039	31,372	34,720
4 1/2s, with due dates from April 1, 2041
to May 1, 2041	877,528	951,243
4 1/2s, TBA, July 1, 2045	1,000,000	1,081,172
4s, with due dates from June 1, 2042
to June 1, 2044	5,483,879	5,844,867
3 1/2s, May 1, 2045	997,160	1,032,957
3 1/2s, TBA, July 1, 2045	5,000,000	5,151,953
3s, with due dates from January 1, 2043
to May 1, 2045	7,247,373	7,240,866
3s, TBA, July 1, 2045	9,000,000	8,963,438

		34,866,196
Total U.S. government and agency mortgage
obligations (cost $49,526,045)		$49,109,678

U.S. TREASURY OBLIGATIONS (21.7%)*	Principal amount	Value

U.S. Treasury Bonds
6 1/4s, August 15, 2023	$990,000	$1,291,902
4 1/2s, August 15, 2039 §	7,201,000	9,008,985

U.S. Treasury Notes 0 5/8s, May 31, 2017 Δ	8,927,000	8,926,651

Total U.S. treasury Obligations (cost $18,790,126)		$19,227,538

MORTGAGE-BACKED SECURITIES (21.6%)*	Principal amount	Value

Agency collateralized mortgage obligations (21.6%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK, 25.047s, 2037	$51,603	$80,338
IFB Ser. 2979, Class AS, 23.593s, 2034	11,236	13,467
IFB Ser. 3072, Class SM, 23.116s, 2035	66,944	100,170
IFB Ser. 3072, Class SB, 22.97s, 2035	54,564	81,330
IFB Ser. 3065, Class DC, 19.304s, 2035	312,182	449,514
IFB Ser. 2990, Class LB, 16.472s, 2034	71,583	94,616
IFB Ser. 3232, Class KS, IO, 6.115s, 2036	309,680	44,613
IFB Ser. 4136, Class ES, IO, 6.065s, 2042	618,015	114,883
IFB Ser. 315, Class S1, IO, 5.735s, 2043	540,927	135,585
Ser. 4122, Class TI, IO, 4 1/2s, 2042	614,536	132,617
Ser. 4018, Class DI, IO, 4 1/2s, 2041	932,109	156,594
Ser. 4329, Class MI, IO, 4 1/2s, 2026	1,000,656	122,180
Ser. 4116, Class MI, IO, 4s, 2042	1,306,941	283,198
Ser. 4019, Class JI, IO, 4s, 2041	1,074,833	176,488
Ser. 3996, Class IK, IO, 4s, 2039	1,330,575	176,290
Ser. 4165, Class AI, IO, 3 1/2s, 2043	623,884	115,487
Ser. 303, Class C19, IO, 3 1/2s, 2043	446,477	95,135
Ser. 4150, IO, 3 1/2s, 2043	481,754	108,397
Ser. 4136, Class IQ, IO, 3 1/2s, 2042	1,067,760	158,059
Ser. 4122, Class AI, IO, 3 1/2s, 2042	868,401	117,235
Ser. 4199, Class CI, IO, 3 1/2s, 2037	722,490	94,502
Ser. 304, IO, 3 1/2s, 2027	1,022,968	115,084
Ser. 304, Class C37, IO, 3 1/2s, 2027	759,464	83,268
Ser. 4150, Class DI, IO, 3s, 2043	761,777	112,838
Ser. 4141, Class PI, IO, 3s, 2042	739,157	96,209
Ser. 4158, Class TI, IO, 3s, 2042	1,902,922	248,864
Ser. 4165, Class TI, IO, 3s, 2042	2,007,510	247,125
Ser. 4171, Class NI, IO, 3s, 2042	1,183,870	143,663
Ser. 4183, Class MI, IO, 3s, 2042	623,236	79,712
Ser. 4201, Class JI, IO, 3s, 2041	1,021,897	149,780
Ser. 4215, Class EI, IO, 3s, 2032	794,359	109,033
Ser. 4057, Class IL, IO, 3s, 2027	1,762,647	185,677
Ser. 3939, Class EI, IO, 3s, 2026	999,526	95,342
Ser. 3835, Class FO, PO, zero %, 2041	1,390,161	1,188,351
Ser. 3391, PO, zero %, 2037	12,931	11,558
Ser. 3300, PO, zero %, 2037	7,164	6,141
Ser. 3326, Class WF, zero %, 2035	1,882	1,535

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.778s, 2036	44,418	81,602
IFB Ser. 06-8, Class HP, 23.881s, 2036	70,132	107,465
IFB Ser. 05-45, Class DA, 23.734s, 2035	107,312	161,640
IFB Ser. 07-53, Class SP, 23.514s, 2037	75,392	114,103
IFB Ser. 08-24, Class SP, 22.598s, 2038	380,373	555,687
IFB Ser. 05-122, Class SE, 22.446s, 2035	96,095	138,845
IFB Ser. 05-75, Class GS, 19.689s, 2035	65,212	88,223
IFB Ser. 05-106, Class JC, 19.544s, 2035	82,587	122,416
IFB Ser. 05-83, Class QP, 16.908s, 2034	33,265	43,620
IFB Ser. 11-4, Class CS, 12.526s, 2040	198,161	238,621
Ser. 06-10, Class GC, 6s, 2034	41,897	42,106
IFB Ser. 13-101, Class AS, IO, 5.763s, 2043	1,066,580	267,285
IFB Ser. 13-103, Class SK, IO, 5.733s, 2043	314,339	78,660
IFB Ser. 13-102, Class SH, IO, 5.713s, 2043	843,088	203,572
Ser. 409, Class 82, IO, 4 1/2s, 2040	565,523	124,485
Ser. 418, Class C24, IO, 4s, 2043	567,781	124,415
Ser. 12-118, Class PI, IO, 4s, 2042	858,682	170,078
Ser. 12-96, Class PI, IO, 4s, 2041	583,827	99,379
Ser. 12-62, Class MI, IO, 4s, 2041	719,238	119,535
Ser. 409, Class C16, IO, 4s, 2040	812,601	163,598
Ser. 12-104, Class HI, IO, 4s, 2027	1,387,855	184,042
Ser. 15-10, Class AI, IO, 3 1/2s, 2043	1,310,485	208,406

Putnam VT American Government Income Fund 5

MORTGAGE-BACKED SECURITIES (21.6%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 418, Class C15, IO, 3 1/2s, 2043	$1,237,505	$273,837
Ser. 12-124, Class JI, IO, 3 1/2s, 2042	421,229	64,187
Ser. 13-22, Class PI, IO, 3 1/2s, 2042	846,087	163,585
Ser. 12-114, Class NI, IO, 3 1/2s, 2041	1,683,434	286,537
Ser. 417, Class C19, IO, 3 1/2s, 2033	1,040,037	168,392
Ser. 13-55, Class IK, IO, 3s, 2043	642,719	86,066
Ser. 12-151, Class PI, IO, 3s, 2043	579,422	75,035
Ser. 13-8, Class NI, IO, 3s, 2042	668,684	92,867
Ser. 12-145, Class TI, IO, 3s, 2042	735,932	74,623
Ser. 13-35, Class IP, IO, 3s, 2042	744,204	81,746
Ser. 13-55, Class PI, IO, 3s, 2042	1,152,109	133,910
Ser. 13-53, Class JI, IO, 3s, 2041	797,952	100,925
Ser. 13-23, Class PI, IO, 3s, 2041	852,597	78,396
Ser. 13-30, Class IP, IO, 3s, 2041	1,220,385	115,924
Ser. 13-23, Class LI, IO, 3s, 2041	724,341	69,863
Ser. 14-28, Class AI, IO, 3s, 2040	921,819	129,306
FRB Ser. 03-W8, Class 3F2, 0.537s, 2042	6,745	6,637
FRB Ser. 07-95, Class A3, 0.437s, 2036	1,868,618	1,793,873
Ser. 08-53, Class DO, PO, zero %, 2038	71,584	64,011
Ser. 07-44, Class CO, PO, zero %, 2037	25,246	22,579
FRB Ser. 88-12, Class B, zero %, 2018	432	422

Government National Mortgage Association
IFB Ser. 11-81, Class SB, IO, 6.52s, 2036	774,172	109,460
IFB Ser. 11-70, Class SN, IO, 5.715s, 2041	230,801	40,233
Ser. 14-133, Class IP, IO, 5s, 2044	787,054	179,527
Ser. 13-51, Class QI, IO, 5s, 2043	703,746	137,941
Ser. 13-3, Class IT, IO, 5s, 2043	484,420	106,324
Ser. 13-6, Class OI, IO, 5s, 2043	378,051	79,164
Ser. 13-16, Class IB, IO, 5s, 2040	453,534	32,619
Ser. 10-35, Class UI, IO, 5s, 2040	921,365	188,880
Ser. 10-9, Class UI, IO, 5s, 2040	1,746,335	360,604
Ser. 09-121, Class UI, IO, 5s, 2039	1,017,400	206,787
Ser. 13-24, Class IK, IO, 4 1/2s, 2043	579,645	109,507
Ser. 12-129, IO, 4 1/2s, 2042	839,996	186,773
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	593,249	87,534
Ser. 10-35, Class AI, IO, 4 1/2s, 2040	1,247,386	241,257
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	448,531	88,841
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	354,814	68,967
Ser. 09-121, Class BI, IO, 4 1/2s, 2039	294,271	67,753
Ser. 09-121, Class CI, IO, 4 1/2s, 2039	1,399,605	344,667
Ser. 11-81, Class PI, IO, 4 1/2s, 2037	384,057	18,212
Ser. 15-53, Class MI, IO, 4s, 2045	741,747	176,136
Ser. 15-40, IO, 4s, 2045	500,270	125,488
Ser. 13-165, Class IL, IO, 4s, 2043	331,589	57,511
Ser. 12-56, Class IB, IO, 4s, 2042	1,088,880	204,504
Ser. 12-47, Class CI, IO, 4s, 2042	480,815	95,485
Ser. 14-104, IO, 4s, 2042	865,493	165,015
Ser. 14-4, Class IK, IO, 4s, 2039	678,541	97,282
Ser. 11-71, Class IK, IO, 4s, 2039	640,058	87,344
Ser. 10-114, Class MI, IO, 4s, 2039	1,101,712	129,066
Ser. 14-182, Class BI, IO, 4s, 2039	980,581	179,427
Ser. 10-116, Class QI, IO, 4s, 2034	345,427	11,226
Ser. 13-79, Class PI, IO, 3 1/2s, 2043	843,281	117,140
Ser. 13-37, Class JI, IO, 3 1/2s, 2043	640,164	88,355
Ser. 13-27, Class PI, IO, 3 1/2s, 2042	560,886	82,237
Ser. 12-136, IO, 3 1/2s, 2042	1,006,183	225,999
Ser. 14-46, Class JI, IO, 3 1/2s, 2041	486,057	70,566
Ser. 13-18, Class GI, IO, 3 1/2s, 2041	685,220	93,944
Ser. 12-71, Class JI, IO, 3 1/2s, 2041	577,377	57,029
Ser. 14-102, Class IG, IO, 3 1/2s, 2041	483,100	73,001
Ser. 12-48, Class KI, IO, 3 1/2s, 2039	632,042	74,322

MORTGAGE-BACKED SECURITIES (21.6%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 14-147, Class MI, IO, 3 1/2s, 2039	$1,369,736	$120,756
Ser. 15-24, Class AI, IO, 3 1/2s, 2037	1,091,452	167,920
Ser. 14-160, Class IB, IO, 3s, 2040	2,150,001	244,885
Ser. 14-141, Class CI, IO, 3s, 2040	598,236	71,900
Ser. 14-174, Class AI, IO, 3s, 2029	980,868	117,676
Ser. 14-44, Class IC, IO, 3s, 2028	962,389	104,661
Ser. 15-H10, Class HI, IO, 2.01s, 2065	3,102,194	373,721
Ser. 10-151, Class KO, PO, zero %, 2037	69,805	62,153
Ser. 06-36, Class OD, PO, zero %, 2036	3,765	3,289

		19,178,470

Total mortgage-backed securities (cost $18,566,664)		$19,178,470

PURCHASED SWAP OPTIONS OUTSTANDING (1.5%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amounts	Value

Bank of America N.A.
(2.0875)/3 month USD-LIBOR-BBA/
Jul-25	Jul-15/2.0875	$3,037,800	$103,467

(2.685)/3 month USD-LIBOR-BBA/
Sep-25	Sep-15/2.685	5,845,300	54,770

2.474/3 month USD-LIBOR-BBA/
Jul-25	Jul-15/2.474	5,864,900	43,400

(1.548)/3 month USD-LIBOR-BBA/
Dec-17	Dec-15/1.548	29,324,500	39,295

2.434/3 month USD-LIBOR-BBA/Jul-25	Jul-15/2.434	5,864,900	32,726

2.391/3 month USD-LIBOR-BBA/Jul-25	Jul-15/2.391	11,729,800	31,436

2.2575/3 month USD-LIBOR-BBA/Jul-25	Jul-15/2.2575	6,202,900	9,180

2.1325/3 month USD-LIBOR-BBA/Jul-25	Jul-15/2.1325	6,202,900	2,419

2.151/3 month USD-LIBOR-BBA/Jul-25	Jul-15/2.151	11,729,800	12

Citibank, N.A.
2.493/3 month USD-LIBOR-BBA/Jul-25	Jul-15/2.493	5,924,500	62,622

2.403/3 month USD-LIBOR-BBA/Jul-25	Jul-15/2.403	5,924,500	39,694

(2.087)/3 month USD-LIBOR-BBA/
May-18	May-16/2.087	11,086,500	26,829

2.368/3 month USD-LIBOR-BBA/Jul-25	Jul-15/2.368	5,864,900	12,023

2.268/3 month USD-LIBOR-BBA/Jul-25	Jul-15/2.268	5,864,900	2,991

Credit Suisse International
(2.915)/3 month USD-LIBOR-BBA/
Apr-47	Apr-17/2.915	1,467,600	157,503

2.44375/3 month USD-LIBOR-BBA/
Aug-25	Aug-15/2.44375	11,849,000	110,788

(3.315)/3 month USD-LIBOR-BBA/
Apr-47	Apr-17/3.315	1,467,600	99,878

2.43375/3 month USD-LIBOR-BBA/
Jul-25	Jul-15/2.43375	11,849,000	93,489

(2.70125)/3 month USD-LIBOR-BBA/
Jul-25	Jul-15/2.70125	11,849,000	29,859

Goldman Sachs International
(2.82)/3 month USD-LIBOR-BBA/Jan-46	Jan-16/2.82	1,990,325	146,986

2.4575/3 month USD-LIBOR-BBA/Jul-25	Jul-15/2.4575	11,849,000	111,499

(2.7475)/3 month USD-LIBOR-BBA/
Jul-25	Jul-15/2.7475	11,849,000	28,675

(2.18625)/3 month USD-LIBOR-BBA/
Jun-18	Jun-16/2.18625	11,086,500	22,949

(2.5705)/3 month USD-LIBOR-BBA/
Jul-25	Jul-15/2.5705	11,729,800	15,718

2.06625/3 month USD-LIBOR-BBA/
Jul-25	Jul-15/2.06625	12,224,000	733

6 Putnam VT American Government Income Fund

PURCHASED SWAP OPTIONS OUTSTANDING (1.5%)* cont.
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amounts	Value

JPMorgan Chase Bank N.A.
0.98/3 month USD-LIBOR-BBA/Sep-17	Sep-15/0.98	$14,735,700	$21,220

Total purchased swap options outstanding (cost $1,268,937)			$1,300,161

PURCHASED OPTIONS	Expiration	Contract
OUTSTANDING (0.1%)*	date/strike price	amount	Value

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Call)	Aug-15/$99.02	$4,800,000	$45,946

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Call)	Jul-15/101.86	6,000,000	216

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Call)	Jul-15/103.42	6,000,000	6

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Sep-15/99.13	6,000,000	65,418

Total purchased options outstanding (cost $202,031)			$111,586

REPURCHASE AGREEMENTS (13.5%)*	Principal amount	Value

Interest in $329,000,000 joint tri-party
repurchase agreement dated 6/30/15
with Citigroup Global Markets, Inc. due 7/1/15 —
maturity value of $6,000,020 for an effective
yield of 0.120% (collateralized by various
mortgage backed securities with coupon rates
ranging from 2.250% to 8.000% and due dates
ranging from 6/15/18 to 5/15/45, valued
at $335,580,000)	$6,000,000	$6,000,000

Interest in $416,015,000 joint tri-party
repurchase agreement dated 6/30/15 with Merrill
Lynch, Pierce, Fenner and Smith Inc. due 7/1/15 —
maturity value of $5,974,018 for an effective
yield of 0.110% (collateralized by various
mortgage backed securities with coupon rates
ranging from 0.000% to 3.500% and due dates
ranging from 9/1/43 to 5/1/45, valued
at $424,335,301)	5,974,000	5,974,000

Total repurchase agreements (cost $11,974,000)		$11,974,000

SHORT-TERM INVESTMENTS (7.4%)*	Principal amount/shares		Value

Putnam Money Market Liquidity Fund 0.08% L	Shares	6,199,064	$6,199,064

SSgA Prime Money Market Fund Class N 0.04% P	Shares	130,000	130,000

U.S. Treasury Bills 0.02%, October 8, 2015 #		$50,000	49,998

U.S. Treasury Bills 0.02%, October 1, 2015 #		50,000	49,998

U.S. Treasury Bills 0.02%, August 13, 2015 #		75,000	74,998

U.S. Treasury Bills 0.03%, July 16, 2015 #		100,000	99,999

Total short-term investments (cost $6,604,056)			$6,604,057

Total investments (cost $106,931,859)			$107,505,490

Key to holding’s abbreviations

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2015 through June 30, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $88,750,989.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $42,636,646 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS
OUTSTANDING				Unrealized
at 6/30/15	Number of		Expiration	appreciation/
(Unaudited)	contracts	Value	date	(depreciation)

U.S. Treasury Bond 30 yr
(Short)	1	$150,844	Sep-15	$(752)

U.S. Treasury Bond Ultra
30 yr (Long)	5	770,313	Sep-15	(22,522)

U.S. Treasury Note 2 yr
(Long)	13	2,846,188	Sep-15	4,849

U.S. Treasury Note 5 yr
(Long)	72	8,586,563	Sep-15	(706)

U.S. Treasury Note 10 yr
(Long)	73	9,210,547	Sep-15	(21,028)

Total				$(40,159)

WRITTEN SWAP OPTIONS OUTSTANDING at 6/30/15 (premiums $1,289,622) (Unaudited)
Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
(2.281)/3 month USD-LIBOR-BBA/
Jul-25	Jul-15/2.281	$5,864,900	$235

1.798/3 month USD-LIBOR-BBA/
Dec-17	Dec-15/1.798	29,324,500	17,301

1.278/3 month USD-LIBOR-BBA/
Dec-17	Dec-15/1.278	7,331,125	21,700

(2.3825)/3 month USD-LIBOR-BBA/
Jul-25	Jul-15/2.3825	6,202,900	26,797

2.955/3 month USD-LIBOR-BBA/
Sep-25	Sep-15/2.955	11,690,600	40,917

1.66/3 month USD-LIBOR-BBA/
Jul-20	Jul-15/1.66	6,075,600	46,357

Putnam VT American Government Income Fund 7

WRITTEN SWAP OPTIONS OUTSTANDING at 6/30/15 (premiums $1,289,622) (Unaudited) cont.
Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A. cont.
(2.541)/3 month USD-LIBOR-BBA/
Jul-25	Jul-15/2.541	$5,864,900	$59,235

(2.604)/3 month USD-LIBOR-BBA/
Jul-25	Jul-15/2.604	5,864,900	90,495

Citibank, N.A.
2.587/3 month USD-LIBOR-BBA/
May-18	May-16/2.587	11,086,500	10,421

2.387/3 month USD-LIBOR-BBA/
May-18	May-16/2.387	11,086,500	15,299

(2.468)/3 month USD-LIBOR-BBA/
Jul-25	Jul-15/2.468	5,864,900	33,840

(2.583)/3 month USD-LIBOR-BBA/
Jul-25	Jul-15/2.583	5,924,500	92,304

Credit Suisse International
2.5675/3 month USD-LIBOR-BBA/
Jul-25	Jul-15/2.5675	5,924,500	33,592

(2.5675)/3 month USD-LIBOR-BBA/
Jul-25	Jul-15/2.5675	5,924,500	86,735

(2.60)/3 month USD-LIBOR-BBA/
Aug-25	Aug-15/2.60	5,924,500	102,672

2.515/3 month USD-LIBOR-BBA/
Apr-47	Apr-17/2.515	1,467,600	227,880

Goldman Sachs International
(1.885)/3 month USD-LIBOR-BBA/
Jan-46	Jan-16/1.885	1,990,325	6,070

2.58625/3 month USD-LIBOR-BBA/
Jun-18	Jun-16/2.58625	22,173,000	21,508

2.6025/3 month USD-LIBOR-BBA/
Jul-25	Jul-15/2.6025	5,924,500	32,703

(2.6025)/3 month USD-LIBOR-BBA/
Jul-25	Jul-15/2.6025	5,924,500	101,368

JPMorgan Chase Bank N.A.
(0.83)/3 month USD-LIBOR-BBA/
Sep-17	Sep-15/0.83	14,735,700	7,073

(0.905)/3 month USD-LIBOR-BBA/
Sep-17	Sep-15/0.905	14,735,700	12,967

(6.00 Floor)/3 month
USD-LIBOR-BBA/Mar-18	Mar-18/6.00	910,000	123,098

Total			$1,210,567

WRITTEN OPTIONS
OUTSTANDING at 6/30/15	Expiration	Contract
(premiums $204,844) (Unaudited)	date/strike price	amount	Value

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Call)	Jul-15/$102.64	$12,000,000	$12

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Sep-15/97.13	12,000,000	42,480

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Sep-15/96.13	6,000,000	12,366

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jul-15/99.86	3,000,000	17,166

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Call)	Aug-15/102.48	6,000,000	46,326

Total			$118,350

FORWARD PREMIUM SWAP OPTION CONTRACTS
OUTSTANDING at 6/30/15 (Unaudited)
Counterparty
Fixed right or
obligation % to
receive or (pay)/			Premium	Unrealized
Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)

Bank of America N.A.
(2.594)/3 month
USD-LIBOR-BBA/
Jul-25 (Purchased)	Jul-15/2.594	$11,849,000	$(53,321)	$9,005

2.454/3 month
USD-LIBOR-BBA/
Jul-25 (Written)	Jul-15/2.454	5,924,500	52,580	(9,894)

JPMorgan Chase Bank N.A.
(3.035)/3 month
USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/3.035	1,461,325	(38,883)	10,638

(3.117)/3 month
USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/3.117	1,461,325	(40,917)	3,931

1.00/3 month
USD-LIBOR-BBA/
Apr-27 (Purchased)	Apr-17/1.00	2,914,000	(19,267)	(12,967)

2.117/3 month
USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/2.117	1,461,325	(35,807)	(15,388)

2.2325/3 month
USD-LIBOR-BBA/
Aug-25 (Purchased)	Aug-15/2.2325	5,864,900	(32,257)	(15,601)

2.035/3 month
USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/2.035	1,461,325	(37,131)	(18,997)

2.3675/3 month
USD-LIBOR-BBA/
Aug-25 (Purchased)	Aug-15/2.3675	5,864,900	(58,063)	(21,935)

1.963/3 month
USD-LIBOR-BBA/
Jul-25 (Purchased)	Jul-15/1.963	6,112,000	(26,893)	(26,893)

1.00/3 month
USD-LIBOR-BBA/
Apr-27 (Purchased)	Apr-17/1.00	5,827,900	(40,941)	(27,916)

2.079/3 month
USD-LIBOR-BBA/
Jul-25 (Purchased)	Jul-15/2.079	6,112,000	(45,229)	(45,229)

(2.195)/3 month
USD-LIBOR-BBA/
Jul-25 (Written)	Jul-15/2.195	6,112,000	71,205	71,205

(2.5025)/3 month
USD-LIBOR-BBA/
Aug-25 (Written)	Aug-15/2.5025	5,864,900	90,319	21,876

(1.00)/3 month
USD-LIBOR-BBA/
Apr-19 (Written)	Apr-17/1.00	11,655,800	37,299	17,321

2.655/3 month
USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/2.655	6,400,600	42,404	13,288

2.56/3 month
USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/2.56	6,400,600	40,917	8,410

(1.00)/3 month
USD-LIBOR-BBA/
Apr-19 (Written)	Apr-17/1.00	5,827,900	17,845	7,984

8 Putnam VT American Government Income Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS
OUTSTANDING at 6/30/15 (Unaudited) cont.
Counterparty
Fixed right or
obligation % to
receive or (pay)/			Premium	Unrealized
Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)

JPMorgan Chase Bank N.A. cont.
(1.56)/3 month
USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/1.56	$6,400,600	$36,850	$6,785

(1.655)/3 month
USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/1.655	6,400,600	36,483	1,858

Total			$(2,807)	$(22,519)

TBA SALE COMMITMENTS OUTSTANDING
at 6/30/15 (proceeds receivable	Principal	Settlement
$3,154,219) (Unaudited)	amount	date	Value

Federal National Mortgage Association, 4s,
July 1, 2045	$1,000,000	7/14/15	$1,059,375

Government National Mortgage
Association, 4s, July 1, 2045	1,000,000	7/20/15	1,059,766

Government National Mortgage
Association, 3 1/2s, July 1, 2045	1,000,000	7/20/15	1,037,890

Total			$3,157,031

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/15 (Unaudited)
	Upfront				Unrealized
	premium	Termination	Payments made by	Payments received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$16,011,000	$71,664	6/17/20	1.80%	3 month	$32,769
				USD-LIBOR-BBA

4,213,600 E	17,832	4/20/19	3 month USD-LIBOR-BBA	1.85%	(2,127)

1,054,900 E	(35,632)	4/20/27	2.415%	3 month	11,318
				USD-LIBOR-BBA

6,632,500	(47,842)	7/1/25	2.2125%	3 month	91,633
				USD-LIBOR-BBA

6,632,500	(29,271)	7/1/25	2.325%	3 month	42,142
				USD-LIBOR-BBA

6,632,500	76,849	7/1/25	3 month USD-LIBOR-BBA	2.10%	(130,688)

15,020,150 E	(99,564)	9/16/25	3 month USD-LIBOR-BBA	2.60%	23,827

11,141,000 E	30,235	9/16/20	2.00%	3 month	(36,388)
				USD-LIBOR-BBA

2,210,000	(29)	6/30/25	3 month USD-LIBOR-BBA	2.54249%	20,424

69,357,000 E	78,318	9/16/17	1.25%	3 month	(196,821)
				USD-LIBOR-BBA

2,406,700 E	(93,829)	9/16/45	3 month USD-LIBOR-BBA	3.10%	(18,996)

42,541,000	43,577	6/18/17	0.955%	3 month	(21,118)
				USD-LIBOR-BBA

10,159,000	(38)	6/30/17	0.93813%	3 month	(9,173)
				USD-LIBOR-BBA

2,210,037	(29)	6/30/25	3 month USD-LIBOR-BBA	2.54563%	21,059

10,159,000	(38)	6/30/17	0.93999%	3 month	(9,550)
				USD-LIBOR-BBA

2,185,000	(29)	7/2/25	2.46033%	3 month	(2,874)
				USD-LIBOR-BBA

Total	$12,174				$(184,563)

E Extended effective date.

Putnam VT American Government Income Fund 9

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/15 (Unaudited)
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Bank of America N.A.
$320,567	$—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	$119
				30 year Fannie Mae pools

239,105	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	88
				30 year Fannie Mae pools

Barclays Bank PLC
363,348	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50%	256
				30 year Fannie Mae pools

284,201	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	149
				30 year Fannie Mae pools

707,266	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50%	(2,897)
				30 year Fannie Mae pools

650,386	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00%	730
				30 year Fannie Mae pools

601,813	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00%	863
				30 year Fannie Mae pools

1,848,257	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50%	(7,569)
				30 year Fannie Mae pools

2,628,561	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00%	3,769
				30 year Fannie Mae pools

356,947	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00%	512
				30 year Fannie Mae pools

72,355	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00%	134
				30 year Fannie Mae pools

3,319,611	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00%	4,760
				30 year Fannie Mae pools

157,425	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00%	76
				30 year Fannie Mae pools

1,582,429	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50%	(6,481)
				30 year Fannie Mae pools

1,980,701	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00%	2,840
				30 year Fannie Mae pools

602,611	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00%	1,114
				30 year Fannie Mae pools

13,705	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50%	30
				30 year Fannie Mae pools

107,084	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00%	154
				30 year Fannie Mae pools

114,988	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00%	129
				30 year Ginnie Mae II pools

667,874	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50%	(2,735)
				30 year Fannie Mae pools

68,474	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00%	77
				30 year Fannie Mae pools

294,800	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50%	208
				30 year Fannie Mae pools

1,130,452	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00%	1,621
				30 year Fannie Mae pools

16,701	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00%	19
				30 year Fannie Mae pools

53,921	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00%	60
				30 year Fannie Mae pools

39,128	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00%	44
				30 year Fannie Mae pools

1,603,090	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50%	(6,565)
				30 year Fannie Mae pools

511,893	—	1/12/39	(6.00%) 1 month USD-LIBOR	Synthetic MBX Index 6.00%	(2,523)
				30 year Fannie Mae pools

10 Putnam VT American Government Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/15 (Unaudited) cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Barclays Bank PLC cont.
$238,223	$—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50%	$42
				30 year Fannie Mae pools

119,146	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50%	21
				30 year Fannie Mae pools

119,146	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50%	21
				30 year Fannie Mae pools

239,039	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50%	43
				30 year Fannie Mae pools

620,943	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50%	111
				30 year Fannie Mae pools

239,039	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50%	43
				30 year Fannie Mae pools

192,828	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50%	415
				30 year Fannie Mae pools

477,330	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50%	85
				30 year Fannie Mae pools

224,520	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00%	395
				30 year Fannie Mae pools

321,403	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50%	(1,316)
				30 year Fannie Mae pools

183,114	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00%	263
				30 year Fannie Mae pools

396,748	—	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00%	(147)
				30 year Fannie Mae pools

989,483	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50%	(4,052)
				30 year Fannie Mae pools

252,659	—	1/12/43	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50%	501
				30 year Fannie Mae pools

Citibank, N.A.
108,512	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00%	156
				30 year Fannie Mae pools

Credit Suisse International
339,457	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00%	598
				30 year Fannie Mae pools

923,609	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	341
				30 year Fannie Mae pools

454,712	—	1/12/44	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50%	1,327
				30 year Fannie Mae pools

198,468	—	1/12/43	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50%	393
				30 year Fannie Mae pools

33,078	—	1/12/43	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50%	66
				30 year Fannie Mae pools

Goldman Sachs International
384,830	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50%	829
				30 year Fannie Mae pools

296,886	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50%	639
				30 year Fannie Mae pools

949,486	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00%	461
				30 year Fannie Mae pools

372,916	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50%	803
				30 year Fannie Mae pools

705,293	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	371
				30 year Fannie Mae pools

705,293	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	371
				30 year Fannie Mae pools

550,868	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50%	(2,256)
				30 year Fannie Mae pools

Putnam VT American Government Income Fund 11

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/15 (Unaudited) cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Goldman Sachs International cont.
$206,946	$—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50%	$(848)
				30 year Fannie Mae pools

158,663	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	9
				30 year Fannie Mae pools

1,529	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00%	1
				30 year Fannie Mae pools

393,459	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00%	191
				30 year Fannie Mae pools

86,742	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	32
				30 year Fannie Mae pools

754,577	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50%	(3,090)
				30 year Fannie Mae pools

27,960	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50%	(115)
				30 year Fannie Mae pools

74,583	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50%	(305)
				30 year Fannie Mae pools

84,087	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50%	181
				30 year Fannie Mae pools

421,742	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50%	908
				30 year Fannie Mae pools

471,300	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	248
				30 year Fannie Mae pools

521,983	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	274
				30 year Fannie Mae pools

666,538	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00%	323
				30 year Fannie Mae pools

557,035	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	293
				30 year Fannie Mae pools

443,513	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	164
				30 year Fannie Mae pools

434,405	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00%	765
				30 year Fannie Mae pools

JPMorgan Chase Bank N.A.
448,039	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	166
				30 year Fannie Mae pools

37,714	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	14
				30 year Fannie Mae pools

434,048	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00%	760
				30 year Fannie Mae pools

Total	$—				$(10,523)

12 Putnam VT American Government Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Mortgage-backed securities	$—	$18,804,749	$373,721

Purchased options outstanding	—	111,586	—

Purchased swap options outstanding	—	1,300,161	—

U.S. government and agency mortgage obligations	—	49,109,678	—

U.S. treasury obligations	—	19,227,538	—

Repurchase agreements	—	11,974,000	—

Short-term investments	6,329,064	274,993	—

Totals by level	$6,329,064	$100,802,705	$373,721

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$(40,159)	$—	$—

Written options outstanding	—	(118,350)	—

Written swap options outstanding	—	(1,210,567)	—

Forward premium swap option contracts	—	(22,519)	—

TBA sale commitments	—	(3,157,031)	—

Interest rate swap contracts	—	(196,737)	—

Total return swap contracts	—	(10,523)	—

Totals by level	$(40,159)	$(4,715,727)	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Putnam VT American Government Income Fund 13

Statement of assets and liabilities
6/30/15 (Unaudited)

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $88,758,795)	$89,332,426

Affiliated issuers (identified cost $6,199,064) (Notes 1 and 5)	6,199,064

Repurchase agreements (identified cost $11,974,000) (Note 1)	11,974,000

Cash	912

Interest and other receivables	573,052

Receivable for shares of the fund sold	11,973

Receivable for investments sold	192,623

Receivable for sales of delayed delivery securities (Note 1)	3,159,622

Receivable for variation margin (Note 1)	36,565

Unrealized appreciation on forward premium swap option contracts (Note 1)	172,301

Unrealized appreciation on OTC swap contracts (Note 1)	30,376

Total assets	111,682,914

Liabilities

Payable for investments purchased	277,395

Payable for purchases of delayed delivery securities (Note 1)	17,482,327

Payable for shares of the fund repurchased	115,503

Payable for compensation of Manager (Note 2)	28,365

Payable for custodian fees (Note 2)	15,774

Payable for investor servicing fees (Note 2)	10,396

Payable for Trustee compensation and expenses (Note 2)	69,813

Payable for administrative services (Note 2)	273

Payable for distribution fees (Note 2)	8,437

Payable for variation margin (Note 1)	36,302

Unrealized depreciation on OTC swap contracts (Note 1)	40,899

Unrealized depreciation on forward premium swap option contracts (Note 1)	194,820

Written options outstanding, at value (premiums $1,494,466) (Notes 1 and 3)	1,328,917

TBA sale commitments, at value (proceeds receivable $3,154,219) (Note 1)	3,157,031

Collateral on certain derivative contracts, at value (Note 1)	130,000

Other accrued expenses	35,673

Total liabilities	22,931,925

Net assets	$88,750,989

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$101,391,426

Undistributed net investment income (Note 1)	489,435

Accumulated net realized loss on investments (Note 1)	(13,608,476)

Net unrealized appreciation of investments	478,604

Total — Representing net assets applicable to capital shares outstanding	$88,750,989

Computation of net asset value Class IA

Net assets	$47,798,426

Number of shares outstanding	4,853,923

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$9.85

Computation of net asset value Class IB

Net assets	$40,952,563

Number of shares outstanding	4,168,342

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$9.82

The accompanying notes are an integral part of these financial statements.

14 Putnam VT American Government Income Fund

Statement of operations
Six months ended 6/30/15 (Unaudited)

Investment income

Interest (including interest income of $6,131 from investments in affiliated issuers) (Note 5)	$993,766

Total investment income	993,766

Expenses

Compensation of Manager (Note 2)	171,106

Investor servicing fees (Note 2)	31,200

Custodian fees (Note 2)	24,437

Trustee compensation and expenses (Note 2)	2,599

Distribution fees (Note 2)	48,571

Administrative services (Note 2)	893

Auditing and tax fees	26,776

Other	14,633

Total expenses	320,215

Expense reduction (Note 2)	—

Net expenses	320,215

Net investment income	673,551

Net realized gain on investments (Notes 1 and 3)	625,489

Net realized loss on swap contracts (Note 1)	(540,938)

Net realized gain on futures contracts (Note 1)	467,877

Net realized gain on written options (Notes 1 and 3)	635,627

Net unrealized depreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments during the period	(1,425,508)

Net loss on investments	(237,453)

Net increase in net assets resulting from operations	$436,098

Statement of changes in net assets
	Six months ended	Year ended
	6/30/15*	12/31/14

Increase (decrease) in net assets

Operations:

Net investment income	$673,551	$1,827,868

Net realized gain on investments	1,188,055	292,416

Net unrealized appreciation (depreciation) of investments	(1,425,508)	1,745,146

Net increase in net assets resulting from operations	436,098	3,865,430

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(1,137,700)	(2,345,038)

Class IB	(818,965)	(1,333,796)

Increase (decrease) from capital share transactions (Note 4)	(1,949,881)	1,612,753

Total increase (decrease) in net assets	(3,470,448)	1,799,349

Net assets:

Beginning of period	92,221,437	90,422,088

End of period (including undistributed net investment income of $489,435 and $1,772,549, respectively)	$88,750,989	$92,221,437

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Putnam VT American Government Income Fund 15

Financial highlights (For a common share outstanding throughout the period)
INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/15†	$10.02	.08	(.02)	.06	(.23)	—	(.23)	—	$9.85	.59 *	$47,798	.30 *	.81*	540*[e]

12/31/14	10.01	.22	.22	.44	(.43)	—	(.43)	—	10.02	4.49	50,935.62		2.17	587 [e]

12/31/13	10.19	.23	(.25)	(.02)	(.16)	—	(.16)	—	10.01	(.19)	57,347.63		2.29	390 [f]

12/31/12	11.91	.23	(.01)	.22	(.33)	(1.61)	(1.94)	—	10.19	2.16	73,670.64		2.18	456 [f]

12/31/11	12.68	.36	.45	.81	(.51)	(1.07)	(1.58)	—[g,h]	11.91	7.09	85,901.61		2.97	361 [f]

12/31/10	13.07	.64	.02	.66	(1.05)	—	(1.05)	—	12.68	5.35	92,478	.60 i	4.97	204 [f]

Class IB

6/30/15†	$9.99	.07	(.03)	.04	(.21)	—	(.21)	—	$9.82	.37*	$40,953	.43*	.68*	540 *[e]

12/31/14	9.97	.19	.23	.42	(.40)	—	(.40)	—	9.99	4.31	41,287.87		1.89	587 [e]

12/31/13	10.15	.20	(.25)	(.05)	(.13)	—	(.13)	—	9.97	(.48)	33,075.88		2.04	390 [f]

12/31/12	11.87	.20	(.02)	.18	(.29)	(1.61)	(1.90)	—	10.15	1.85	41,454.89		1.94	456 [f]

12/31/11	12.64	.32	.45	.77	(.47)	(1.07)	(1.54)	—[g,h]	11.87	6.79	51,930.86		2.72	361 [f]

12/31/10	13.02	.61	.03	.64	(1.02)	—	(1.02)	—	12.64	5.16	53,473	.85i	4.75	204 [f]

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Portfolio turnover includes TBA purchase and sale commitments.

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

December 31, 2013	965%

December 31, 2012	1,041

December 31, 2011	861

December 31, 2010	470

g Amount represents less than $0.01 per share.

h Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

i Excludes the impact of a reduction to interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.02% of average net assets for the period ended December 31, 2010.

The accompanying notes are an integral part of these financial statements.

16 Putnam VT American Government Income Fund

Notes to financial statements 6/30/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2015 through June 30, 2015.

Putnam VT American Government Income Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income with preservation of capital as its secondary objective. The fund invests mainly in bonds and securitized debt instruments (such as mortgage-backed investments) that are obligations of the U.S. government, its agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or by only the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae and Freddie Mac mortgage-backed bonds), and that have short- to long-term maturities. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments, including mortgage backed securities, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In

Putnam VT American Government Income Fund 17

addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearing-house guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

18 Putnam VT American Government Income Fund

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $211,173 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $171,721 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $153,994 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in $392.5 million unsecured committed line of credit and a $235.5 million unse cured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At December 31, 2014, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover

Short-term	Long-term	Total

$14,238,408	$443,338	$14,681,746

The aggregate identified cost on a tax basis is $106,992,754, resulting in gross unrealized appreciation and depreciation of $2,978,856 and $2,466,120, respectively, or net unrealized appreciation of $512,736.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 35.1% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.550%	of the first $5 billion,
0.500%	of the next $5 billion,
0.450%	of the next $10 billion,
0.400%	of the next $10 billion,
0.350%	of the next $50 billion,
0.330%	of the next $50 billion,
0.320%	of the next $100 billion and
0.315%	of any excess thereafter.

Putnam Management has contractually agreed, through April 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

Putnam VT American Government Income Fund 19

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% (0.10% prior to January 1, 2015) of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$17,610
Class IB	13,590

Total	$31,200

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $52, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$48,571

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including
TBA commitments (Long-term)	$471,204,785	$451,958,390

U.S. government securities (Long-term)	—	—

Total	$471,204,785	$451,958,390

	Written swap option	Written swap option	Written option	Written option
	contract amounts	premiums	contract amount	premiums

Written options outstanding at the
beginning of the reporting period	$76,063,350	$879,568	$36,000,000	$186,563

Options opened	621,145,845	3,462,705	75,000,000	479,766

Options exercised	(28,452,500)	(240,618)	—	—

Options expired	(123,259,925)	(732,662)	(36,000,000)	(186,563)

Options closed	(286,692,620)	(2,079,371)	(36,000,000)	(274,922)

Written options outstanding at the
end of the reporting period	$258,804,150	$1,289,622	$39,000,000	$204,844

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/15		Year ended 12/31/14		Six months ended 6/30/15		Year ended 12/31/14

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	270,925	$2,714,533	242,212	$2,413,513	799,458	$7,970,754	1,946,264	$19,400,942

Shares issued in connection with
reinvestment of distributions	114,919	1,137,700	239,779	2,345,038	82,891	818,965	136,520	1,333,796

	385,844	3,852,233	481,991	4,758,551	882,349	8,789,719	2,082,784	20,734,738

Shares repurchased	(614,372)	(6,131,621)	(1,130,621)	(11,280,286)	(846,954)	(8,460,212)	(1,266,293)	(12,600,250)

Net increase (decrease)	(228,528)	$(2,279,388)	(648,630)	$(6,521,735)	35,395	$329,507	816,491	$8,134,488

20 Putnam VT American Government Income Fund

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Fair value at the beginning of				Fair value at the end of the
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Money Market Liquidity Fund *	$15,699,064	$1,500,000	$11,000,000	$6,131	$6,199,064

Totals	$15,699,064	$1,500,000	$11,000,000	$6,131	$6,199,064

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$14,900,000

Purchased swap option contracts (contract amount)	$205,100,000

Written TBA commitment option contracts (contract amount) (Note 3)	$27,000,000

Written swap option contracts (contract amount) (Note 3)	$191,200,000

Futures contracts (number of contracts)	200

Centrally cleared interest rate swap contracts (notional)	$245,000,000

OTC total return swap contracts (notional)	$38,700,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Interest rate contracts	Investments, Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation	$2,116,876*	Unrealized depreciation	$2,303,984*

Total		$2,116,876		$2,303,984

*Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as
hedging instruments under ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$588,461	$467,877	$(540,938)	$515,400

Total	$588,461	$467,877	$(540,938)	$515,400

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as
hedging instruments under ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$260,406	$(24,502)	$(197,773)	$38,131

Total	$260,406	$(24,502)	$(197,773)	$38,131

Putnam VT American Government Income Fund 21

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Total

Assets:

Centrally cleared interest rate swap contracts§	$—	$—	$36,565	$—	$—	$—	$—	$—	$—	$36,565

OTC Total return swap contracts*#	207	19,485	—	156	—	2,725	6,863	940	—	30,376

Futures contracts§	—	—	—	—	—	—	—	—	—	—

Forward premium swap option contracts #	9,005	—	—	—	—	—	—	163,296	—	172,301

Purchased swap options** #	316,705	—	—	144,159	—	491,517	326,560	21,220	—	1,300,161

Purchased options** #	—	—	—	—	—	—	—	111,586	—	111,586

Repurchase agreements**	—	—	—	—	6,000,000	—	—	—	5,974,000	11,974,000

Total Assets	$325,917	$19,485	$36,565	$144,315	$6,000,000	$494,242	$333,423	$297,042	$5,974,000	$13,624,989

Liabilities:

Centrally cleared interest rate swap contracts§	—	—	30,626	—	—	—	—	—	—	30,626

OTC Total return swap contracts*#	—	34,285	—	—	—	—	6,614	—	—	40,899

Futures contracts§	—	—	—	—	—	—	—	—	5,676	5,676

Forward premium swap option contracts #	9,894	—	—	—	—	—	—	184,926	—	194,820

Written swap options #	303,037	—	—	151,864	—	450,879	161,649	143,138	—	1,210,567

Written options #	—	—	—	—	—	—	—	118,350	—	118,350

Total Liabilities	$312,931	$34,285	$30,626	$151,864	$—	$450,879	$168,263	$446,414	$5,676	$1,600,938

Total Financial and Derivative Net Assets	$12,986	$(14,800)	$5,939	$(7,549)	$6,000,000	$43,363	$165,160	$(149,372)	$5,968,324	$12,024,051

Total collateral received (pledged)† ##	$12,986	$—	$—	$—	$6,000,000	$—	$165,160	$(149,372)	$5,968,324

Net amount	$—	$(14,800)	$5,939	$(7,549)	$—	$43,363	$—	$—	$—

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

22 Putnam VT American Government Income Fund	Putnam VT American Government Income Fund 23

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2015. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing

24 Putnam VT American Government Income Fund

fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper VP (Underlying Funds) — General U.S. Government Funds) for the one-year, three-year and five-year periods ended December 31, 2014 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

3rd	1st	2nd

Putnam VT American Government Income Fund 25

Over the one-year, three-year and five-year periods ended December 31, 2014, there were 50, 47 and 41 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

26 Putnam VT American Government Income Fund

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Putnam VT American Government Income Fund 27

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28 Putnam VT American Government Income Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		Katinka Domotorffy
57–59 St James’s Street	Custodian	John A. Hill
London, England SW1A 1LD	State Street Bank and Trust Company	Paul L. Joskow
Kenneth R. Leibler
Marketing Services	Legal Counsel	Robert E. Patterson
Putnam Retail Management	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
Boston, MA 02109		W. Thomas Stephens

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT American Government Income Fund 29

This report has been prepared for the shareholders	H500
of Putnam VT American Government Income Fund.	VTSA027 295650 8/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 28, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 28, 2015